UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2008

APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-147414	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 1.01, Item 2.01 and Item 9.01 of Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

On October 29, 2008, we caused one of our indirect wholly-owned subsidiaries (the “purchasing subsidiary”) to enter into a purchase contract for the potential purchase of a hotel located in Houston, Texas. The purchase contract with MWE Houston Property, L.P., as the seller, is for a full service Marriott® hotel containing 206 guest rooms. The purchase price for the hotel is $51,000,000. The hotel is currently under construction. The number of rooms refers to the expected number of rooms upon completion.

The seller does not have any material relationship with us or our subsidiaries, other than through the purchase contract. The initial deposit under the purchase contract is $100,000. This initial deposit is refundable to our purchasing subsidiary if it elects to terminate the purchase contract during the “review” period, which ends on November 23, 2008. If the purchase contract is not terminated during the review period, an additional deposit of $100,000 is due within three (3) business days after the expiration of the review period.

The initial deposit under the purchase contract was funded by proceeds from the Company’s ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share). It is expected that the additional deposit and payment of the purchase price under the purchase contract also would be funded, if a closing occurs, by the Company’s ongoing offering of Units.

During the review period, our purchasing subsidiary will have the opportunity to evaluate the legal, title, survey, construction, physical condition, structural, mechanical, environmental, economic, permit status, franchise status, financial and other documents and information related to the hotel. Our purchasing subsidiary may terminate the purchase contract at any time during the review period for any reason. Our purchasing subsidiary may become aware of facts or conditions pertaining to the hotel as a result of its review that will cause us to terminate a purchase contract. If our purchasing subsidiary terminates the purchase contract after the review period but before closing, and the termination is not based on the seller’s failure to satisfy a required condition, the escrow agent will release the deposits under that contract to the seller. If a closing occurs under the purchase contract, the deposits will be credited toward the purchase price.

Certain closing conditions must be met before or at the closing, and currently remain unsatisfied. They include, but are not limited to, the following: the seller having performed and complied in all material respects with the covenants under the purchase contract; the completion of the construction of the hotel; all third party consents having been obtained; and the existing franchise agreement shall have been terminated by the seller and a new franchise agreement and management agreement shall have been executed by one of our subsidiaries. If any of the closing conditions under the purchase contract are not satisfied by the seller, our purchasing subsidiary may terminate the purchase contract and receive a refund of the deposits.

Accordingly, as of the date of this report and until the closing of the purchase of the hotel, there can be no assurance that our purchasing subsidiary will acquire the hotel.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 29, 2008 and October 31, 2008, through one or more of our indirect wholly-owned subsidiaries, we closed on the purchase of six hotels. The sellers have no material relationship with us or our subsidiaries, other than through the purchase contracts and other related contracts.

The table below describes the six hotels:

Hotel	Franchise	Number of Rooms	Purchase Price	Closing Date
Santa Clarita, CA	Hampton Inn	128	$17,129,348	October 29, 2008
Santa Clarita, CA	Residence Inn	90	16,599,578	October 29, 2008
Santa Clarita, CA	Fairfield Inn	66	9,337,262	October 29, 2008
Beaumont, TX	Residence Inn	133	16,900,000	October 29, 2008
Pueblo, CO	Hampton Inn & Suites	81	8,025,000	October 31, 2008
Allen, TX	Hilton Garden Inn	150	18,500,000	October 31, 2008

		648	$86,491,188

Our purchasing subsidiary assumed an existing loan secured by the hotel in Allen, Texas. The hotel serves as collateral under the loan. The outstanding principal balance under the loan is $10,786,698. The loan has an annual fixed interest rate of 5.37% and a maturity date of October 2015. The loan provides for monthly payments of principal and interest on an amortized basis. For the three hotels located in Santa Clarita, California, the original purchase price was adjusted for the defeasance of two existing loans that was secured by these properties.

The purchase price for these hotels less the assumed loan was funded by our ongoing offerings of Units (with each Unit consisting of one common share and one Series A preferred share).

As a result of the Allen, Texas Hilton Garden Inn closing described above, all of the closings have occurred under a series of purchase contracts executed on August 1, 2008 for the potential purchase of five hotels. Additional information regarding the purchase contracts is set forth in our Form 8-K dated August 1, 2008 and filed with the Securities and Exchange Commission on August 6, 2008, which is incorporated herein by reference. Additional information regarding the Santa Clarita, California hotels is set forth in our Form 8-K dated August 29, 2008 and filed with the Securities and Exchange Commission on September 3, 2008, which is incorporated herein by reference. Additional information regarding the Beaumont, Texas hotel is set forth in our Form 8-K dated September 11, 2008 and filed with the Securities and Exchange Commission on September 15, 2008, which is incorporated herein by reference. Additional information regarding the Pueblo, Colorado hotel is set forth in our Form 8-K dated October 3, 2008 and filed with the Securities and Exchange Commission on October 8, 2008, which is incorporated herein by reference.

All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Item 9.01.	Financial Statements and Exhibits.

a. Financial statements of businesses acquired.

Financial statements for the hotels described in Item 2.01 of this report will be filed as necessary by amendment within the required time period.

b. Pro forma financial information.

Pro forma financial information for the hotels described in Item 2.01of this report will be filed as necessary by amendment within the required time period.

c. Shell company transaction.

Not Applicable

d. Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

November 3, 2008

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